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                                                                 EXHIBIT (10)(c)

            SERVICE REQUEST



                   PLATINUM
---------------------------
                INVESTOR/SM/
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     THE UNITED STATES LIFE

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PLATINUM INVESTOR--FIXED OPTION                                 Neuberger Berman Advisers Management Trust
                                                                ------------------------------------------
 . Division 148 - USL Declared Fixed Interest Account
                                                                . Division 184 - Mid-Cap Growth
PLATINUM INVESTOR--VARIABLE DIVISIONS
                                                                PIMCO Variable Insurance Trust
AIM Variable Insurance Funds                                    ------------------------------
----------------------------                                    . Division 186 - PIMCO Real Return Bond

 . Division 150 - AIM V.I. International Equity                  . Division 185 - PIMCO Short-Term Bond

 . Division 151 - AIM V.I. Value                                 . Division 187 - PIMCO Total Return Bond

American Century Variable Portfolios. Inc.                      Putnam Variable Trust
------------------------------------------                      ---------------------

 . Division 166 - VP Value                                       . Division 161 - Putnam VT Diversified Income

Ayco Series Trust                                               . Division 162 - Putnam VT Growth and Income
-----------------
                                                                . Division 163 - Putnam VT Int'l Growth and Income
 . Division 250 - Ayco Growth
                                                                SAFECO Resource Series Trust
Credit Suisse Warburg Pincus Trust                              ----------------------------
----------------------------------
                                                                . Division 164 - Equity
 . Division 190 - Small Company Growth
                                                                . Division 165 - Growth Opportunities
Dreyfus Investment Portfolios
-----------------------------                                   The Universal Institutional Funds, Inc.
                                                                ---------------------------------------
 . Division 251 - MidCap Stock
                                                                . Division 159 - Equity Growth
Dreyfus Variable Investment Fund
--------------------------------                                . Division 160 - High Yield

 . Division 156 - Quality Bond                                   VALIC Company I
                                                                ---------------
 . Division 155 - Small Cap
                                                                . Division 152 - International Equities
Fidelity Variable Insurance Products Fund
-----------------------------------------                       . Division 153 - Mid Cap Index

 . Division 255 - VIP Asset Manager                              . Division 149 - Money Market I

 . Division 254 - VIP Contrafund                                 . Division 167 - Nasdaq-100 Index

 . Division 252 - VIP Equity-Income                              . Division 168 - Science & Technology

 . Division 253 - VIP Growth                                     . Division 169 - Small Cap Index

Franklin Templeton Variable Insurance Products Trust            . Division 154 - Stock Index
----------------------------------------------------
                                                                Vanguard Variable Insurance Fund
 . Division 191 - Franklin U.S. Government                       -------------------------------

 . Division 192 - Mutual Shares Securities                       . Division 188 - High Yield Bond

 . Division 193 - Templeton International Securities             . Division 189 - REIT Index

Janus Aspen Series                                              Van Kampen Life Investment Trust
------------------                                              --------------------------------

 . Division 258 - Aggressive Growth                              . Division 158 - Strategic Stock

 . Division 256 - International Growth

 . Division 257 - Worldwide Growth

J.P. Morgan Series Trust II
---------------------------

 . Division 179 - J.P. Morgan Small Company

MFS Variable Insurance Trust
----------------------------

 . Division 181 - MFS Capital Opportunities

 . Division 157 - MFS Emerging Growth

 . Division 182 - MFS New Discovery

 . Division 180 - MFS Research


USL 8993 REV 1101
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 Complete and return this request to:             THE UNITED STATES Life Insurance Company
        Administrative Center                          In The City of New York ("USL")
 PO Box 4880 Houston, TX 77210-4880                  Administrative Center: Houston, TX
           (800) 251-3720
Hearing Impaired (TDD): (888) 436-5258
         Fax: (877) 445-3098                  VARIABLE UNIVERSAL LIFE INSURANCE SERVICE REQUEST

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  [_]  POLICY                  1. | POLICY #:_________________________________ INSURED:_____________________________________________
       IDENTIFICATION             | ADDRESS:________________________________________________________________ New Address (yes) (no)
                                  | Primary Owner (if other than insured):__________________________________
    COMPLETE THIS SECTION FOR     | Address:________________________________________________________________ New Address (yes) (no)
        ALL REQUESTS.             | Primary Owner's S.S. No. or Tax I.D. No.______________ Phone Number:(   )_____-________________
                                  | Joint Owner (if applicable):___________________________________________________________________
                                  | Address:________________________________________________________________ New Address (yes) (no)
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  [_]  NAME                    2. | Change Name Of: (Circle One)     Insured    Owner   Payor   Beneficiary
       CHANGE                     |
Complete this section if the name | Change Name From: (First, Middle, Last)               Change Name To: (First, Middle, Last)
  of the Insured, Owner, Payor    |
   or Beneficiary has changed.    | __________________________________________________    __________________________________________
(Please note, this does not change|
  the Insured, Owner, Payor or    |
     Beneficiary designation).    | Reason for Change: (Circle One) Marriage Divorce Correction Other (Attach copy of legal proof)
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  [_]  CHANGE IN               3. | INVESTMENT DIVISION                 PREM % DED % INVESTMENT DIVISION                PREM % DED %
       ALLOCATION                 | (148) USL DECLARED FIXED INTEREST                NEUBERGER BERMAN ADVISERS MANAGEMENT TRUST
       PERCENTAGES                |      ACCOUNT                        _____ _____  (184) Mid-Cap Growth               _____ _____
  Use this section to indicate    | AIM VARIABLE INSURANCE FUNDS
     how premiums or monthly      | (150) AIM V.I. International Equity _____ _____  PIMCO VARIABLE INSURANCE TRUST
 deductions are to be allocated.  | (151) AIM V.I. Value                _____ _____  (186) PIMCO Real Return Bond       _____ _____
 Total allocation in each column  |                                                  (185) PIMCO Short-Term Bond        _____ _____
     must equal 100%; whole       | AMERICAN CENTURY VARIABLE PORTFOLIOS, INC.       (187) PIMCO Total Return Bond      _____ _____
         numbers only.            | (166) VP Value                      _____ _____
                                  |                                                  PUTNAM VARIABLE TRUST
                                  | AYCO SERIES TRUST                                (161) Putnam VT Diversified Income _____ _____
                                  | (250) Ayco Growth                   _____ _____  (162) Putnam VT Growth and Income  _____ _____
                                  |                                                  (163) Putnam VT Int'l Growth and
                                  | CREDIT SUISSE WARBURG PINCUS TRUST                       Income                     _____ _____
                                  | (190) Small Company Growth          _____ _____
                                  |                                                  SAFECO RESOURCE SERIES TRUST
                                  | DREYFUS INVESTMENT PORTFOLIOS                    (164) Equity                       _____ _____
                                  | (251) MidCap Stock                  _____ _____  (165) Growth Opportunities         _____ _____
                                  |
                                  | DREYFUS VARIABLE INVESTMENT FUND                 THE UNIVERSAL INSTITUTIONAL FUNDS, INC.
                                  | (156) Quality Bond                  _____ _____  (159) Equity Growth                _____ _____
                                  | (155) Small Cap                     _____ _____  (160) High Yield                   _____ _____
                                  |
                                  | FIDELITY VARIABLE INSURANCE PRODUCTS FUND        VALIC COMPANY I
                                  | (255) VIP Asset Manager             _____ _____  (152) International Equities       _____ _____
                                  | (254) VIP Contrafund                _____ _____  (153) Mid Cap Index                _____ _____
                                  | (252) VIP Equity-Income             _____ _____  (149) Money Market I               _____ _____
                                  | (253) VIP Growth                    _____ _____  (167) Nasdaq-100 Index             _____ _____
                                  |                                                  (168) Science & Technology         _____ _____
                                  | FRANKLIN TEMPLETON VARIABLE INSURANCE            (169) Small Cap Index              _____ _____
                                  |  PRODUCTS TRUST                                  (154) Stock Index                  _____ _____
                                  | (191) Franklin U.S. Government      _____ _____
                                  | (192) Mutual Shares Securities      _____ _____  VANGUARD VARIABLE INSURANCE FUND
                                  | (193) Templeton International       _____ _____  (188) High Yield Bond              _____ _____
                                  |       Securities                                 (189) REIT Index                   _____ _____
                                  |
                                  | JANUS ASPEN SERIES                               VAN KAMPEN LIFE INVESTMENT TRUST
                                  | (258) Aggressive Growth             _____ _____  (158) Strategic Stock              _____ _____
                                  | (256) International Growth          _____ _____
                                  | (257) Worldwide Growth              _____ _____  OTHER:_______________________      _____ _____
                                  |
                                  | J.P MORGAN SERIES TRUST II                                                          100%   100%
                                  | (179) J.P Morgan Small Company      _____ _____
                                  |
                                  | MFS VARIABLE INSURANCE TRUST
                                  | (181) MFS Capital Opportunities     _____ _____
                                  | (157) MFS Emerging Growth           _____ _____
                                  | (182) MFS New Discovery             _____ _____
                                  | (180) MFS Research                  _____ _____
                                  |
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USL 8993 REV 1101                                              PAGE 2 OF 5
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  [_]  MODE OF                 4. | Indicate frequency and premium amount desired: $______ Annual $_____ Semi-Annual $____ Quarterly
       PREMIUM                    |                                                $_____ Monthly (Bank Draft Only)
       PAYMENT/BILLING            |
       METHOD CHANGE              | Indicate billing method desired: _____Direct Bill  _____Pre-Authorized Bank Draft (attach a
  Use this section to change the  |                                                         Bank Draft Authorization Form and
 billing frequency and/or method  |                                                         "Void" Check)
  of premium payment.  Note,      |
however, that USL will not bill   | Start Date: ________/ _______/ _________
   you on a direct monthly basis. |
 Refer to your policy and its     |
 related prospectus for further   |
 information concerning minimum   |
  premiums and billing options.   |
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  [_]  LOST POLICY             5. | I/we hereby certify that the policy of insurance for the listed policy has been
       CERTIFICATE                |  ______LOST ______DESTROYED ______OTHER.
Complete this section if applying |
for a Certificate of Insurance or | Unless I/we have directed cancellation of the policy, I/we request that a:
 duplicate policy to replace a    |
 lost or misplaced policy. If a   |             _______Certificate of Insurance at no charge
 full duplicate policy is being   |
requested, a check or money order |             _______Full duplicate policy at a charge of $25
 for $25 payable to USL must be   |
  submitted with this request.    | be issued to me/us. If the original policy is located, I/we will return the Certificate
                                  | or duplicate policy to USL for cancellation.
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  [_]  DOLLAR COST             6. | Designate the day of the month for transfers: _______(choose a day from 1-28)
       AVERAGING                  | Frequency of transfers (check one): _____Monthly _____Quarterly _____Semi-Annually _____Annually
     ($5,000 minimum initial      | I want: $________________ ($100 minimum, whole dollars only) taken from the Money Market I
accumulation value) An amount may | Division (149) and transferred to the following Divisions:
be deducted periodically from the |
Money Market I Division and placed| AIM VARIABLE INSURANCE FUNDS                    NEUBERGER BERMAN ADVISERS MANAGEMENT TRUST
  in one or more of the Divisions | (150) AIM V.I. International Equity  $________  (184) Mid-Cap Growth                   $________
 listed. The USL Declared Fixed   | (151) AIM V.I. Value                 $________
Interest Account is not available |                                                 PIMCO VARIABLE INSURANCE TRUST
for Dollar Cost Averaging. Please | AMERICAN CENTURY VARIABLE PORTFOLIOS, INC.      (186) PIMCO Real Return Bond           $________
refer to the prospectus for more  | (166) VP Value                       $________  (185) PIMCO Short-Term Bond            $________
 information on the Dollar Cost   |                                                 (187) PIMCO Total Return Bond          $________
Averaging Option.                 | AYCO SERIES TRUST
                                  | (250) Ayco Growth                    $________  PUTNAM VARIABLE TRUST
                                  |                                                 (161) Putnam VT Diversified Income     $________
                                  | CREDIT SUISSE WARBURG PINCUS TRUST              (162) Putnam VT Growth and Income      $________
                                  | (190) Small Company Growth           $________  (163) Putnam VT Int'l Growth and
                                  |                                                       Income                           $________
                                  | DREYFUS INVESTMENT PORTFOLIOS
                                  | (251) MidCap Stock                   $________  SAFECO RESOURCE SERIES TRUST
                                  |                                                 (164) Equity                           $________
                                  | DREYFUS VARIABLE INVESTMENT FUND                (165) Growth Opportunities             $________
                                  | (156) Quality Bond                   $________
                                  | (155) Small Cap                      $________  THE UNIVERSAL INSTITUTIONAL FUNDS, INC.
                                  |                                                 (159) Equity Growth                    $________
                                  | FIDELITY VARIABLE INSURANCE PRODUCTS FUND       (160) High Yield                       $________
                                  | (255) VIP Asset Manager              $________
                                  | (254) VIP Contrafund                 $________  VALIC COMPANY I
                                  | (252) VIP Equity-Income              $________  (152) International Equities           $________
                                  | (253) VIP Growth                     $________  (153) Mid Cap Index                    $________
                                  |                                                 (167) Nasdaq-100 Index                 $________
                                  | FRANKLIN TEMPLETON VARIABLE INSURANCE           (168) Science & Technology             $________
                                  |  PRODUCTS TRUST                                 (169) Small Cap Index                  $________
                                  | (191) Franklin U.S. Government       $________  (154) Stock Index                      $________
                                  | (192) Mutual Shares Securities       $________
                                  | (193) Templeton International                    VANGUARD VARIABLE INSURANCE FUND
                                  |       Securities                     $________   (188) High Yield Bond                 $________
                                  |                                                  (189) REIT Index                      $________
                                  | JANUS ASPEN SERIES
                                  | (258) Aggressive Growth              $________   VAN KAMPEN LIFE INVESTMENT TRUST
                                  | (256) International Growth           $________   (158) Strategic Stock                 $________
                                  | (257) Worldwide Growth               $________
                                  |                                                  OTHER: ___________________________    $________
                                  | J.P. MORGAN SERIES TRUST II
                                  | (179) J.P. Morgan Small Company      $________
                                  |
                                  | MFS VARIABLE INSURANCE TRUST
                                  | (181) MFS Capital Opportunities      $________
                                  | (157) MFS Emerging Growth            $________
                                  | (182) MFS New Discovery              $________
                                  | (180) MFS Research                   $________
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USL 8993 REV 1101                                              PAGE 3 OF 5
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 [_]  CORRECT AGE              7. | Name of the Insured for whom this correction is submitted:______________________________________
 Use this section to correct the  |
 age of any person covered under  |
this policy. Proof of the correct | Correct DOB: _________/____________ /_____________
date of birth must accompany this |
            request.              |
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 [_]  TRANSFER OF              8. |                                     (DIVISION NAME OR NUMBER)         (DIVISION NAME OR NUMBER)
      ACCUMULATED                 |
      VALUES                      | Transfer $_______ or _______% from ____________________________ to _____________________________
  Use this section if you want to |
   move money between divisions.  | Transfer $_______ or _______% from ____________________________ to _____________________________
    Withdrawals from the USL      |
    Declared Fixed Interest       | Transfer $_______ or _______% from ____________________________ to _____________________________
    Account are limited to        |
   60 days after the policy       | Transfer $_______ or _______% from ____________________________ to _____________________________
 anniversary and to no more than  |
  25% of the total unloaned value | Transfer $_______ or _______% from ____________________________ to _____________________________
      of the USL Declared         |
  Fixed Interest Account on the   | Transfer $_______ or _______% from ____________________________ to _____________________________
policy anniversary. If a transfer |
causes the balance in any division| Transfer $_______ or _______% from ____________________________ to _____________________________
 to drop below $500, USL reserves |
    the right to transfer the     | Transfer $_______ or _______% from ____________________________ to _____________________________
remaining balance. Amounts to be  |
transferred should be indicated   | Transfer $_______ or _______% from ____________________________ to _____________________________
in dollar or percentage amounts,  |
maintainng consistency throughout.| Transfer $_______ or _______% from ____________________________ to _____________________________
                                  |
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  [_]  AUTOMATIC               9. |
       REBALANCING                | Indicate frequency: ________Quarterly ________Semi-Annually ________Annually
   ($5,000 minimum accumulation   |
 value) Use this section to apply |              (DIVISION NAME OR NUMBER)                        (DIVISION NAME OR NUMBER)
      for or make changes to      |
   Automatic Rebalancing of the   | _______% : ___________________________________     _______%  : ________________________________
 variable divisions. Please refer | _______% : ___________________________________     _______%  : ________________________________
    to the prospectus for more    | _______% : ___________________________________     _______%  : ________________________________
   information on the Automatic   | _______% : ___________________________________     _______%  : ________________________________
       Rebalancing Option.        | _______% : ___________________________________     _______%  : ________________________________
   This option is not available   | _______% : ___________________________________     _______%  : ________________________________
 while the Dollar Cost Averaging  | _______% : ___________________________________     _______%  : ________________________________
        Option is in use.         | _______% : ___________________________________     _______%  : ________________________________
                                  | _______% : ___________________________________     _______%  : ________________________________
                                  | _______% : ___________________________________     _______%  : ________________________________
                                  | _______% : ___________________________________     _______%  : ________________________________
                                  | _______% : ___________________________________     _______%  : ________________________________
                                  |
                                  |
                                  | ________  INITIAL HERE TO REVOKE AUTOMATIC REBALANCING ELECTION.
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USL 8993 REV 1101                                                   PAGE 4 OF 5
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 [_]  REQUEST FOR             10. |
      PARTIAL                     | ______I request a partial surrender of $_____ or _____% of the net cash surrender value.
      SURRENDER/                  | ______I request a loan in the amount of $_____.
      POLICY LOAN                 | ______I request the maximum loan amount available from my policy.
 Use this section to apply for a  |
 partial surrender from or policy |
 loan against policy values. For  | Unless you direct otherwise below, proceeds are allocated according to the deduction allocation
 detailed information concerning  | percentages in effect, if available; otherwise they are taken pro-rata from the USL Declared
these two options please refer to | Fixed Interest Account and Variable Divisions in use.
   your policy and its related    |
  prospectus. If applying for a   | ________________________________________________________________________________________________
  partial surrender, be sure to   |
complete the Notice of Withholding| ________________________________________________________________________________________________
 section of this Service Request  |
  in addition to this section.    | ________________________________________________________________________________________________
                                  |
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 [_]  NOTICE OF               11. | The taxable portion of the distribution you receive from your variable universal life insurance
      WITHHOLDING                 | policy is subject to federal income tax withholding unless you elect not to have withholding
Complete this section if you have | apply. Withholding of state income tax may also be required by your state of residence. You may
 applied for a partial surrender  | elect not to have withholding apply by checking the appropriate box below. If you elect not to
        in Section 10.            | have withholding apply to your distribution or if you do not have enough income tax withheld,
                                  | you may be responsible for payment of estimated tax. You may incur penalties under the
                                  | estimated tax rules, if your withholding and estimated tax are not sufficient.
                                  |
                                  | Check one: ________I DO want income tax withheld from this distribution.
                                  |
                                  |            ________I DO NOT want income tax withheld from this distribution.
                                  |
                                  |
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 [_]  AFFIRMATION/            12. | CERTIFICATION: UNDER PENALTIES OF PERJURY, I CERTIFY: (1) THAT THE NUMBER SHOWN ON THIS FORM IS
      SIGNATURE                   | MY CORRECT TAXPAYER IDENTIFICATION NUMBER AND; (2) THAT I AM NOT SUBJECT TO BACKUP WITHHOLDING
   Complete this section for      | UNDER SECTION 3406(A)(1)(C) OF THE INTERNAL REVENUE CODE.
         ALL requests.            |
                                  | THE INTERNAL REVENUE SERVICE DOES NOT REQUIRE YOUR CONSENT TO ANY PROVISION OF THIS DOCUMENT
                                  | OTHER THAN THE CERTIFICATION REQUIRED TO AVOID BACKUP WITHHOLDING.
                                  |
                                  | Dated at_______________this___________day of______________________________________,__________
                                  |         (City, State)
                                  | X______________________________________________   X__________________________________________
                                  |  SIGNATURE OF OWNER                                SIGNATURE OF WITNESS
                                  |
                                  | X______________________________________________   X__________________________________________
                                  |  SIGNATURE OF JOINT OWNER                          SIGNATURE OF WITNESS
                                  |
                                  | X______________________________________________   X__________________________________________
                                  |  SIGNATURE OF ASSIGNEE                             SIGNATURE OF WITNESS
                                  |
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USL 8993 REV 1101                                              PAGE 5 OF 5
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